Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories [Text Block]

15Inventories

Accounting policies
Inventories are stated at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include direct labor and fixed and variable production overheads, considering the stage of completion and the normal capacity of production facilities. Costs of idle facility and abnormal waste are expensed. The cost of inventories is determined using the first-in, first-out (FIFO) method.
Accounting estimates and judgments
Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on sales in the recent past and/or expected future demand.

Inventories are summarized as follows:

Philips Group

Inventories

in millions of EUR

	2021	2022
Raw materials and supplies	1,143	1,541
Work in process	646	648
Finished goods	1,660	1,860
Inventories	3,450	4,049

The write-down of inventories to net realizable value was EUR 215 million in 2022 (2021: EUR 177 million). The write-down is included in cost of sales.

In 2022, the limited availability and delays in the supply of certain components and products internationally, resulted in an increase in inventories compared to December 31, 2021, as work in process inventories could not be translated to finished goods available for sale due to the scarcity of certain components. While there was an increase in inventories, this has not resulted in a significant write-down of inventories, as the expectation is that such components will become available in the near future.